Share Capital	12 Months Ended
Dec. 31, 2017
Disclosure Of Classes Of Share Capital [Abstract]
Shares Capital

26.SHARE CAPITAL

The authorized share capital of the Corporation consists of an unlimited number of Common Shares, with no par value, and an unlimited number of convertible preferred shares (“Preferred Shares”), with no par value, issuable in series. As at December 31, 2017, 147,947,874 shares were issued and fully paid (December 31, 2016 - 145,101,127).

	Common Shares Number	Preferred Shares Number	Common Shares $000’s	Preferred Shares $000’s
Opening balance, as at January 1, 2016	133,426,193	1,139,249	887,015	684,385
Exercise of stock options	408,359	—	1,215	—
Exercise of warrants	11,266,575	—	290,174	—
Ending balance, as at December 31, 2016	145,101,127	1,139,249	1,178,404	684,385
Exercise of stock options and other equity awards	2,923,184	—	21,923	—
Repurchase of Common Shares	(76,437)	—	(493)	—
Ending balance, as at December 31, 2017	147,947,874	1,139,249	1,199,834	684,385

As at December 31, 2017, the Preferred Shares are convertible into 58,084,801 Common Shares (December 31, 2016 – 54,750,496). The Preferred Shares rank senior to the Common Shares with respect to amounts payable in the event of its liquidation, dissolution or winding-up. The Preferred Shares are not entitled to receive dividends and have no voting rights (or any related notice rights, including notice of shareholder meetings) except with respect to amendments to the terms of the Preferred Shares or as otherwise required under applicable laws. Each Preferred Share is convertible at the holder’s option at any time in whole or in part, initially into 41.67 Common Shares (the “Conversion Ratio”), based on an initial conversion price of CDN $24.00 per Common Share (the “Initial Conversion Price”). The Conversion Ratio will be adjusted each February 1 and August 1 by multiplying the Conversion Ratio then in effect immediately prior to such adjustment by 1.03.

The Corporation may give notice to holders of Preferred Shares to force conversion (in whole or in part under certain circumstances) if the following two conditions are satisfied: (i) the closing share price of the Common Shares has been in excess of 175% of the Initial Conversion Price on any 20 trading days within a 30 consecutive day period, and (ii) except in certain circumstances, the average daily volume on any 20 trading days within the 30 consecutive day period referred to above was at least 1.75 million Common Shares. Any mandatory conversion will also be subject to specified regulatory and consent conditions.

The Preferred Shares also contain anti-dilution Conversion Ratio adjustments for certain dividends or distributions (cash, shares or otherwise), share splits, share combinations, below-market equity issuances, or rights, options or warrant issuances, tender offer or exchange offer payments, and reorganization events. In addition, upon a “fundamental change”, additional Common Shares may be issuable to holders of Preferred Shares as a premium.  Under the terms of the Preferred Shares, for so long as each of GSO Capital Partners LP (“GSO”) and BlackRock Financial Management, Inc. (“BlackRock”) holds 50% or more of the Preferred Shares issued to it on August 1, 2014, the Corporation undertakes:

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not to incur indebtedness unless (i) the ratio of Consolidated Net Debt to LTM EBITDA (as each term is defined in the Corporation’s current articles) would be 6.7 to 1 or less on a pro forma basis, or (ii) such indebtedness is Permitted Debt (as defined in the Corporation’s current articles);

•	not to issue equity securities ranking equal or superior to the Preferred Shares;
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not to make acquisitions that (i) individually exceed US$250.0 million, or (ii) since August 1, 2014, total US$500.0 million or more (subject to specified ordinary course of business and consent exceptions);

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(i) not to require a mandatory conversion of Preferred Shares if such mandatory conversion would require a regulatory filing or waiver for any holder of Preferred Shares in excess of that required for an institutional investor waiver in the State of New Jersey, and (ii) to notify GSO and BlackRock in writing at least 60 days prior to any action that will require a regulatory filing or waiver for any holder of Preferred Shares in excess of that required for an institutional investor waiver in New Jersey;

•	to cooperate with holders of Preferred Shares in connection with anti-trust or competition filings relating to their investment in the Corporation and/or conversion of Preferred Shares;
•	to maintain the listing of the Common Shares on the Nasdaq; and
•	to comply with the Corporation’s continuous disclosure requirements and provisions of the registration rights agreement to which it is a party.

If the Corporation fails to comply with these undertakings, the Conversion Ratio may be increased between a range of 2% and 6% per annum, depending on which undertaking is breached, for each year in which the breach occurs.

During the year ended December 31, 2017:

•	the Corporation issued nil Common Shares as a result of the exercise of warrants.
•

the Corporation issued 2,899,184 Common Shares for cash consideration of $16.63 million as a result of the exercise of stock options and other equity awards. The exercised stock options and other equity awards were initially valued at $5.26 million using the Black-Scholes valuation model. Upon the exercise of stock options and other equity awards, the value originally allocated to the stock options and other equity awards in reserves was reallocated to the Common Shares so issued.

During the year ended December 31, 2016:

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the Corporation issued 11,266,575 Common Shares for cash consideration of $1.29 million as a result of the exercise of warrants. The exercised warrants were initially valued at $288.98 million using the Black-Scholes valuation model. Upon the exercise of the warrants, the value originally allocated to the warrants in reserves was reallocated to the Common Shares so issued.

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the Corporation issued 408,359 Common Shares for cash consideration of $921,000 as a result of the exercise of stock options. The exercised stock options were valued at $294,000 using the Black-Scholes valuation model. Upon the exercise of the stock options, the value originally allocated to the stock options in reserves was reallocated to the Common Shares so issued.